Exhibit 99.1

In re TeleVideo, Inc.	Case No. 06-10242(KG)
Debtor	Reporting Period: April 1 - 30, 2006

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE		Prev. Month
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	103,093			628,313	731,406		730,100		730,100		Beg. Bal.
Adjustment for previous balance	10				10		(22,077)		(22,087)
Adjusted beginning balance	103,103	—	—	628,313	731,416	—	708,023	—	708,013
RECEIPTS
CASH SALES					—		—		—
ACCOUNTS RECEIVABLE	132,295			27,931	160,226		243,823		83,597
LOANS AND ADVANCES					—		—		—
SALE OF ASSETS					—		—		—
OTHER (ATTACH LIST) - Interest income		—	—				367		367
TRANSFERS (FROM DIP ACCTS)	—	42,820		75,000	117,820		171,178		53,358
TOTAL RECEIPTS	132,295	42,820	—	102,931	278,046	—	415,368	—	137,322	—

DISBURSEMENTS
NET PAYROLL		30,020			30,020		58,522		28,502
PAYROLL TAXES		12,800			12,800		29,771		16,971
SALES, USE, & OTHER TAXES	137				137		137		—
INVENTORY PURCHASES	—				—		140		140
SECURED/ RENTAL/ LEASES	10,638				10,638		11,276		638
INSURANCE	37				37		16,534		16,497
ADMINISTRATIVE	7,564				7,564		8,715		1,151
SELLING	13,183				13,183		17,740		4,557
OTHER (ATTACH LIST)-Bank fees	1,401			206	1,607		1,607		—
OWNER DRAW *					—		—		—
TRANSFERS (TO DIP ACCTS)	117,820				117,820		163,293		45,473
PROFESSIONAL FEES	3,044				3,044		3,044		—
U.S. TRUSTEE QUARTERLY FEES	500				500		500		—
COURT COSTS	4,335				4,335		4,335		—
TOTAL DISBURSEMENTS	158,659	42,820	—	206	201,685		315,614		113,929

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(26,364)	—	—	102,725	76,361		99,754		23,393

CASH - END OF MONTH	76,739	—	—	731,038	807,777	—	807,777	—	731,406

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	201,685
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(117,820)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	83,865

FORM MOR-1	(10/00)

Quarterly disbursements:	$86,865.00	Apr-06	86,865
Trustee Fee:	$750.00	May-06	—
		Jun-06	—
		Total Q2 06	86,865

Total Disbursements greater than:	UST Quarterly Fee
—	250
15,000.00	500
74,999.99	750
149,999.99	1,250
224,999.99	1,500
299,999.99	3,750
999,999.99	5,000

The amount of the fee varies depending upon the amount of monies disbursed from the estate during any calendar quarter (or fraction thereof); however, a minimum fee of $250.00 is due each quarter even if no disbursements are made. The fee schedule is as follows:

FEE SCHEDULE

TOTAL QUARTERLY DISBURSEMENTS			QUARTERLY FEE
Less than $15,000.00			$250
$15,000.00	-	$74,999.99	$500
$75,000.00	-	$149,999.99	$750
$150,000.00	-	$224,999.99	$1,250
$225,000.00	-	$299,999.99	$1,500
$300,000.00	-	$999,999.99	$3,750
$1,000,000.00	-	$1,999,999.99	$5,000
$2,000,000.00	-	$2,999,999.99	$7,500
$3,000,000.00	-	$4,999,999.99	$8,000
$5,000,000.00	and above		$10,000

Fee payments are due no later than one (1) month following the end of each quarter. The amount of the fees owed is substantiated through the filing of monthly financial reports reflecting disbursements made by the debtor during a particular quarter and is set forth on a bill transmitted from the Executive Office for the United States Trustees. In order for a plan to be confirmed, all quarterly fees must be paid, or the plan must provide for payment of all fees on the effective date of the plan. 11 U.S.C. Section 1129(a)(12).

Quarterly fees must be mailed with the proper transmittal form to:

United States Trustee

Post Office Box 198246

Atlanta, Georgia 30384

If the debtor does not have the proper form, or does not timely receive a bill for quarterly fees from the Executive Office for the United States Trustee, the debtor must contact the Office of the United States Trustee immediately.

In re TeleVideo, Inc.	Case No. 06-10242(KG)
Debtor
Reporting Period: April 1 - 30, 2006

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#65-025249-70	#65-025231-70	#	#773-016530
BALANCE PER BOOKS

BANK BALANCE	80,254			731,039
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	1,157
(-) OUTSTANDING CHECKS (ATTACH LIST): e.g. (1,000)	(4,671)
OTHER (ATTACH EXPLANATION)

ADJUSTED BANK BALANCE *	76,740	—	—	731,039

*“Adjusted Bank Balance” must equal “Balance per Books”

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
Credit Card not posted - #10278 ARNELLINI INDUSTRIES	4/28/2006	40
Credit Card not posted - #10277 CNT MICROSYSTEMS	4/28/2006	837
Credit Card not posted - #10034 VA MEDICAL CENTER KANSAS	4/28/2006	280
	Total	1,157

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount
California Chamber of Commerce	17150	314
Associated Services CO.	17281	83
Choi, Peter Cap	17288	1,380
UPS	17297	20
Universal Travel Services	17298	1,449
FedEX	17299	592
NEC Financial Services	17300	638
SBC California	17301	87
SBC Long Distance	17302	108
	Total	4,671

OTHER

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date	Prev. Month
Gross Revenues	166,608	245,826	79,218
Less: Returns and Allowances		—
Net Revenue	166,608	245,826	79,218
COST OF GOODS SOLD
Beginning Inventory	714,500	1,462,834	748,334
Add: Purchases	176	3,196	3,020
Add: Cost of Labor	17,816	37,968	20,152
Add: Other Costs (attach schedule)	5,960	8,201	2,241
Less: Ending Inventory	(623,487)	(1,337,987)	(714,500)
Cost of Goods Sold	114,965	174,212	59,247
Gross Profit	51,643	71,614	19,971
OPERATING EXPENSES
Advertising	—	—	—
Auto and Truck Expense	433	433
Bad Debts		—
Contributions		—
Employee Benefits Programs	522	522	—
Insider Compensation*		—
Insurance	(1,505)	7,153	8,658
Management Fees/Bonuses		—
Office Expense	2,222	18,673	16,451
Pension & Profit-Sharing Plans	1,045	2,090	1,045
Repairs and Maintenance	—	—
Rent and Lease Expense	10,638	11,276	638
Salaries/Commissions/Fees	30,571	47,090	16,519
Supplies	1,761	1,761	—
Taxes - Payroll	1,971	4,844	2,873
Taxes - Real Estate	—	—
Taxes - Other	—	—
Travel and Entertainment	6,994	11,621	4,627
Utilities	2,481	4,934	2,453
Other (attach schedule)	—	26	26
Total Operating Expenses Before Depreciation	57,133	110,423	53,290
Depreciation/Depletion/Amortization	1,922	3,870	1,948
Net Profit (Loss) Before Other Income & Expenses	(7,412)	(42,679)	(35,267)
OTHER INCOME AND EXPENSES
Other Income (attach schedule) — Rental Income (14650) + Int. Inc. (1068)	15,718	17,272	1,554
Interest Expense	(16,099)	(32,144)	(16,045)
Other Expense (attach schedule)	—	(61)	(61)
Net Profit (Loss) Before Reorganization Items	(7,793)	(57,612)	(49,819)
REORGANIZATION ITEMS
Professional Fees	(14,620)	(14,620)	—
U. S. Trustee Quarterly Fees	—	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—
Other Reorganization Expenses (attach schedule)	—	—	—
Total Reorganization Expenses	(14,620)	(14,620)	—
Income Taxes	—	—	—
Net Profit (Loss)	(22,413)	(72,232)	(49,819)

*“Insider” is defined in 11 U.S.C. Section 101(31).

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents	808,779
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)	194,040
Notes Receivable	200,000
Inventories	623,487
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	1,826,306
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment	11,445
Furniture, Fixtures and Office Equipment	7,039
Leasehold Improvements
Vehicles	105,421
Less:Accumulated Depreciation	(81,738)
TOTAL PROPERTY & EQUIPMENT	42,167
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	305,603
TOTAL OTHER ASSETS	305,603

TOTAL ASSETS	2,174,076

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	48,550
Taxes Payable (refer to FORM MOR-4)	11
Wages Payable	76,559
Notes Payable	—
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments	—
Professional Fees
Amounts Due to Insiders*
Other Post-petition Liabilities (attach schedule) - Warranty Accrual	39,501
TOTAL POST-PETITION LIABILITIES	164,621
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	2,254,673
Priority Debt	250
Unsecured Debt	428,569
TOTAL PRE-PETITION LIABILITIES	2,683,492

TOTAL LIABILITIES	2,848,113
OWNER EQUITY
Capital Stock	453,357
Additional Paid-In Capital	95,735,425
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(96,790,588)
Retained Earnings - Post-petition	(72,231)
Adjustments to Owner Equity (attach schedule)
Post-petition Contributions (attach schedule)
NET OWNERS’ EQUITY	(674,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY	2,174,076

* “Insider” is defined in 11 U.S.C. Section 101(31).	FORM MOR-3
(10/00)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Neoware Escrow	304,535

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities

Adjustments to Owners’ Equity

Post-petition Contributions

Restricted Cash:

Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee	—	7,876	7,876	14,28/04/2006		—
FICA-Employer	—	3,184	3,184	14,28/04/2006		—
Unemployment	—	—	—			—
Income						—
Other:						—
Total Federal Taxes	—	11,059	11,059			—
State and Local
Withholding
Sales	387	11	137	4/20/2006		261
Excise						—
Unemployment/Disability	—	329	329	14,28/04/2006		—
Real Property						—
Personal Property						—
Other: California Payroll Tax	—	1,401	1,401	14,28/04/2006		—
Total State and Local	387	1,741	1,867			261

Total Taxes	387	12,800	12,926	—	—	261

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	195,295
Plus: Amounts billed during the period	176,173
Less: Amounts collected during the period	(145,667)
Total Accounts Receivable at the end of the reporting period	225,801

Amount
Accounts Receivable Aging
0 - 30 days old	156,985
31 - 60 days old	19,245
61 - 90 days old	4,660
91+ days old	44,911
Total Accounts Receivable	225,801

Less: Bad Debts (Amount considered uncollectible)	(31,761)

Net Accounts Receivable	194,040

DEBTOR QUESTIONNAIRE

	Yes	No
Must be completed each month
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		☒
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		☒
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	☒
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	48,220					48,220
Wages Payable	18,992					18,992
Taxes Payable	11					11
Rent/Leases-Building						—
Rent/Leases-Equipment	—					—
Secured Debt/Adequate Protection Payments	—					—
Professional Fees	—					—
Amounts Due to Insiders	—					—
Other:	—					—
Other:	—					—
Total Post-petition Debts	67,223	—	—	—	—	67,223

Explain how and when the Debtor intends to pay any past due post-petition debts.

Nothing is past due.

FORM MOR-4

(10/00)